UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13879

Delaware	98-0181725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8310 South Valley Highway Suite 350

Englewood, Colorado, 80112

(Address of principal executive offices, including zip code)

(303)792-5554

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Innospec Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2018 Annual Meeting”) on May 9, 2018, at which time the Company’s stockholders approved the Innospec Inc. 2018 Omnibus Long-Term Incentive Plan (the “Omnibus Plan”), and Innospec Inc. ShareSave Plan 2008 (as amended and restated) (the “ShareSave Plan;” the ShareSave Plan and the Omnibus Plan are collectively the “Plans”). The Omnibus Plan reserves 900,000 shares of the Company’s Common Stock to be used for the Company’s executive, employee and director compensation programs. The amendment and restatement of the ShareSave Plan increased the number of shares of the Company’s Common Stock to be issued under that plan by 900,000 shares. A more complete description of the Plans is contained in Innospec’s proxy statement dated March 22, 2018 (the “2018 Proxy Statement”), as filed with the Securities and Exchange Commission, under the headings “Proposal 3 – Approval of the Innospec Inc. 2018 Omnibus Long-Term Incentive Plan,” and “Proposal 4– Approval Innospec Inc. ShareSave Plan 2008 (as amended and restated),” which are hereby incorporated herein by reference.

For the full text of the Omnibus Plan, see Exhibit 10.1 hereto, which is hereby incorporated herein by reference. For the full text of the ShareSave Plan, see Exhibit 10.2 hereto, which is hereby incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting on May 9, 2018. The matters voted upon and the results of such voting are set forth below. Each proposal is described in more detail in the Company’s 2018 Proxy Statement filed and provided to stockholders in connection with the meeting.

Proposal 1—Re-election of two Class II Directors

Milton C. Blackmore

For:	20,053,697
Withheld:	1,865,789
Broker Non-Votes:	1,284,167

Robert I. Paller

For:	19,211,703
Withheld:	2,708,204
Broker Non-Votes:	1,283,746

Proposal 2 —Advisory approval of the Company’s executive compensation

For:	18,760,600
Against:	2,956,148
Abstain:	202,738
Broker Non-Votes:	1,284,167

Proposal 3 —Approval of the Innospec Inc. 2018 Omnibus Long-Term Incentive Plan

For:	20,878,766
Against:	1,016,448
Abstain:	24,272
Broker Non-Votes:	1,284,167

Proposal 4 —Approval of the Innospec Inc. ShareSave Plan 2008 (as amended and restated)

For:	21,832,412
Against:	75,089
Abstain:	11,985
Broker Non-Votes:	1,284,167

Proposal 5—Ratification of the appointment of the Company’s independent registered public accounting firm for 2018

For:	23,093,978
Against:	43,999
Abstain:	65,255
Broker Non-Votes:	421

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Number	Description	Method of Filing

10.1	Innospec Inc. 2018 Omnibus Long-Term Incentive Plan	Filed Herewith

10.2	Innospec Inc. ShareSave Plan 2008 (as amended and restated)	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

By:	/s/ David B. Jones

David B. Jones
VP, General Counsel and CCO

Date: May 10, 2018

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